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                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


                            SELIGMAN PORTFOLIOS, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

          -------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          -------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

          -------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------

     (5)  Total fee paid:

          -----------------------------------------------------------

[ ]  Fee paid previously with preliminary materials: __________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          -------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          -------------------------------------

     (3)  Filing Party:

          -------------------------------------

     (4)  Date Filed:

          -------------------------------------

                            SELIGMAN PORTFOLIOS, INC.
                    100 Park Avenue, New York, New York 10017
                     New York City Telephone (212) 850-1864
                       Toll-Free Telephone (800) 221-2450

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 2003

To the Shareholders:

      A Special Meeting of Shareholders (the "Meeting") of Seligman Portfolios, Inc., a Maryland corporation (the "Fund"), will be held at 100 Park Avenue, on April 22, 2003 at 10:00 A.M. The Fund is comprised of fifteen separate portfolios, each of which is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies (each a "Portfolio" and collectively, the "Portfolios"). The Meeting is being held for the following purposes:

      (1)  To elect twelve Directors;

      (2) To act on a proposal to amend the investment objectives of the Fund's Seligman Common Stock Portfolio;

      (3) To act on a proposal to amend the investment objective of the Fund's Seligman Large-Cap Growth Portfolio;

      (4) To act on proposals to amend the investment objectives of the Fund's Seligman Income Portfolio and eliminate one of its fundamental investment policies;

      (5) To act on proposals to amend or eliminate certain fundamental investment restrictions of each Portfolio; and

      (6) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

      The close of business on January 31, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.
                                             By order of the Board of Directors,

                                                              /s/ Frank J. Nasta


                                                                       Secretary
Dated:  New York, New York, ___, 2003

                              --------------------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                                                                         o, 2003


                            SELIGMAN PORTFOLIOS, INC.

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017


                                 PROXY STATEMENT
                                     FOR THE
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2003


      This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Portfolios, Inc. (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 100 Park Avenue, on April 22, 2003. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about February 28, 2003.

      The Fund is comprised of fifteen separate portfolios, each of which is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies (each, a "Portfolio" and collectively, the "Portfolios"). The names of the Portfolios are:

SELIGMAN CAPITAL PORTFOLIO                       SELIGMAN HIGH-YIELD BOND PORTFOLIO
SELIGMAN CASH MANAGEMENT PORTFOLIO               SELIGMAN INCOME PORTFOLIO
SELIGMAN COMMON STOCK PORTFOLIO                  SELIGMAN INTERNATIONAL GROWTH PORTFOLIO
SELIGMAN COMMUNICATIONS AND INFORMATION          SELIGMAN INVESTMENT GRADE FIXED
  PORTFOLIO                                        INCOME PORTFOLIO
SELIGMAN FRONTIER PORTFOLIO                      SELIGMAN LARGE-CAP GROWTH PORTFOLIO
SELIGMAN GLOBAL GROWTH PORTFOLIO                 SELIGMAN LARGE-CAP VALUE PORTFOLIO
SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO      SELIGMAN SMALL-CAP VALUE PORTFOLIO
SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO

     The table below outlines the specific proposals that will be submitted to the shareholders of each Portfolio:

PROPOSAL                                                   SHAREHOLDERS ENTITLED TO VOTE
--------                                                   -----------------------------
(1)  To elect twelve Directors                             Shareholders of all Portfolios vote together
                                                           for each nominee

(2)  To act on a proposal to amend the investment          Shareholders of the Common Stock Portfolio
     objectives of the Fund's Common Stock                 vote separately
     Portfolio

(3)  To act on a proposal to amend the investment          Shareholders of the Large-Cap Growth
     objective of the Fund's Seligman Large-Cap            Portfolio vote separately
     Growth Portfolio

(4)  To act on proposals to amend the investment           Shareholders of the Income Portfolio vote
     objectives of the Fund's Income Portfolio             separately
     and eliminate one of its fundamental
     investment policies

(5)  To act on proposals to amend or eliminate             Shareholders of each Portfolio vote
     certain fundamental investment restrictions           separately
     of each Portfolio

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your executed Proxy without instructions, your shares will be voted (i) for the election of twelve Directors, (ii) for a proposal to amend the investment objectives of the Common Stock Portfolio, (iii) for a proposal to amend the investment objective of the Large-Cap Growth Portfolio (iv) for proposals to amend the investment objectives of the Income Portfolio and eliminate one of its fundamental investment policies, (v) for proposals to amend or eliminate certain fundamental investment restrictions of each Portfolio, and (vi) at the discretion of the Proxy holders, on such other matters as may lawfully come before the Meeting or any adjournment thereof. You may revoke your Proxy at any time prior to its exercise by written notice to the Fund (Attention: Secretary), subsequent execution and return of another Proxy prior to the Meeting or giving notice in person at the Meeting.

     The close of business on January 31, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, each Portfolio had shares of capital stock outstanding and entitled to vote as follows:

PORTFOLIOS                                                                CLASS 1            CLASS 2
----------                                                                -------            -------
Seligman Capital Portfolio                                               1,381,606            349,735
Seligman Cash Management Portfolio                                       7,403,471                 --
Seligman Common Stock Portfolio                                          1,641,453                 --
Seligman Communications and Information Portfolio                        6,528,316            939,218
Seligman Frontier Portfolio                                                727,016                 --
Seligman Global Growth Portfolio                                           843,229                 --
Seligman Global Smaller Companies Portfolio                                741,271                 --
Seligman Global Technology Portfolio                                     1,035,850            185,097
Seligman High-Yield Bond Portfolio                                       1,581,670                 --
Seligman Income Portfolio                                                  426,719                 --
Seligman International Growth Portfolio                                    480,735                 --
Seligman Investment Grade Fixed Income Portfolio                           838,761                 --
Seligman Large-Cap Growth Portfolio                                        329,502                 --
Seligman Large-Cap Value Portfolio                                         657,109                 --
Seligman Small-Cap Value Portfolio                                       9,758,631            808,782

      Each share is entitled to one vote and all classes of a Portfolio will vote as a single class on all matters brought before the Meeting.

      For all matters on which a vote of a majority of the outstanding voting securities of a Portfolio is required (Proposals 3, 4, 5 and 6), an abstention or broker non-vote will have the same effect as a vote against the proposal. For the election of Directors (Proposal 1), an abstention or broker non-vote will not be considered a vote cast.

      In the event that a quorum is not represented at the Meeting for the Fund or a Portfolio or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Special Meeting with respect to the Fund or a Portfolio are not received prior to the Meeting, the persons named as Proxies may propose and vote for one or more adjournments of the

Meeting with respect to the Fund or Portfolio, with no notice other than an announcement at the Meeting, and further solicitation may be made with respect to such proposal. Shares represented by Proxies indicating a vote against a proposal will be voted against adjournment in respect of that proposal.

      If you are not the owner of record, but instead are a beneficial owner as a contract owner of a variable annuity or life insurance contract, your insurance company may request that you instruct it how to vote the shares you beneficially own. If you do not provide voting instructions to your insurance company, then all of the shares in a Portfolio attributable to your contract may be voted in the same proportion as the shares in that separate account for which voting instructions are received.

      Each Portfolio's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). Each Portfolio's distributor is Seligman Advisors, Inc. The address of each of these entities is 100 Park Avenue, New York, NY 10017. Each Portfolio will furnish, without charge, a copy of its most recent annual and semi-annual reports to any shareholder or contract owner upon request to Seligman Advisors, Inc. at 1-800-221-2450.

                            A. ELECTION OF DIRECTORS
                            ------------------------
                                  (Proposal 1)

      The Fund's Board of Directors (the "Board") is presently comprised of twelve Directors. At the Meeting, all but one of these Directors will be nominated for election to hold office until the next meeting at which Director elections are held or until their successors are elected and qualify.

      It is the intention of the persons named in the accompanying form of Proxy to vote for the election of Robert B. Catell, John R. Galvin, Paul C. Guidone, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, Leroy C. Richie, Robert L. Shafer, James N. Whitson and Brian T. Zino. Mr. Catell has been nominated to replace Mr. James Q. Riordan, who having reached the age of 75, is retiring pursuant to Board policy at the Meeting. Each of the foregoing individuals has consented to be a nominee and has been recommended by the Director Nominating Committee of the Board. In addition, each nominee, with the exception of Mr. Catell, is currently a Director of the Fund and has served in that capacity since originally elected or appointed.

      Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Fund, but if that should occur before the Meeting, Proxies will be voted for the persons the Board recommends.

     Information about each of the Directors of the Fund appears below.

                   INFORMATION REGARDING NOMINEES FOR ELECTION

                                                                                                                         NUMBER OF
                                                                                                                       PORTFOLIOS IN
                                                                                                                           FUND
                                                                                                                        COMPLEX TO
    NAME (AGE) AND           LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,                      BE OVERSEEN
  POSITION WITH FUND*      SERVED AS DIRECTOR              DIRECTORSHIPS AND OTHER INFORMATION                          BY NOMINEE
  -------------------      ------------------              -----------------------------------                          ----------
INDEPENDENT DIRECTOR NOMINEES
 Robert B. Catell (66)            N/A                 CHAIRMAN   AND  CHIEF   EXECUTIVE   OFFICER  OF  KEYSPAN              60
      DIRECTOR                                        CORPORATION (A DIVERSIFIED ENERGY AND ELECTRIC COMPANY).
                                                      Mr.  Catell is also a  Director  or  Trustee  of Alberta
                                                      Northeast  Gas,  Ltd. and Boundary Gas Inc.,  Taylor Gas
                                                      Liquids,  Ltd., The Houston Exploration Company (oil and
                                                      gas  exploration,   development  and  production),   Gas
                                                      Technology  Institute,  Edison Electric  Institute,  New
[PHOTO OMITTED]                                       York State Energy  Research and  Development  Authority,
                                                      Independence  Community  Bank,  Business  Council of New
                                                      York State, Inc., New York City Investment Fund (private
                                                      fund   supporting   entrepreneurs   in  for-profit   and
                                                      non-profit sectors), New York City Partnership (business
                                                      and civic  organization) and the Long Island Association
                                                      (business and civic organization).

  John R. Galvin (73)        1995 to Date             DEAN EMERITUS,  FLETCHER  SCHOOL OF LAW AND DIPLOMACY AT              61
       DIRECTOR                                       TUFTS  UNIVERSITY,  MEDFORD,  MA.  General  Galvin  is a
                                                      Director or Trustee of each of the investment  companies
                                                      of the  Seligman  Group of  Funds.+ He is also  Chairman
[PHOTO OMITTED]                                       Emeritus  of the  American  Council on  Germany.  He was
                                                      formerly   a  Governor   of  the  Center  for   Creative
                                                      Leadership;  a Director of Raytheon Company (defense and
                                                      commercial electronics);  and a Trustee of the Institute
                                                      for Defense  Analysis.  From June 1987 to June 1992,  he
                                                      was  the  Supreme  Allied  Commander,   Europe  and  the
                                                      Commander-in-Chief, United States European Command.


Alice S. Ilchman (67)        1991 to Date             PRESIDENT EMERITUS, SARAH LAWRENCE COLLEGE,  BRONXVILLE,             61
     DIRECTOR                                         NY. Dr.  Ilchman is a Director or Trustee of Each of the
                                                      Investment Companies of the Seligman Group of Funds.+She
                                                      is also  Director  of the  Jeannette  K.  Watson  Summer
[PHOTO OMITTED]                                       Fellowships (summer internships for college students); a
                                                      Trustee of Save the Children (nonprofit child-assistance
                                                      organization)    and   the    Committee   for   Economic
                                                      Development;  a  Governor  of the  Court  of  Governors,
                                                      London School of Economics; and a Director of the Public
                                                      Broadcasting   Service  (PBS).   She  was  formerly  the
                                                      Chairman  of  the  Rockefeller   Foundation  (charitable
                                                      foundation)   and  a  Director  of  New  York  Telephone
                                                      Company.

                                                                                                                         NUMBER OF
                                                                                                                       PORTFOLIOS IN
                                                                                                                           FUND
                                                                                                                        COMPLEX TO
    NAME (AGE) AND           LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,                      BE OVERSEEN
  POSITION WITH FUND*      SERVED AS DIRECTOR              DIRECTORSHIPS AND OTHER INFORMATION                          BY NOMINEE
  -------------------      ------------------              -----------------------------------                          ----------
Frank A. McPherson (69)      1995 to Date             RETIRED  CHAIRMAN  OF  THE  BOARD  AND  CHIEF  EXECUTIVE              61
       DIRECTOR                                       OFFICER OF KERR-MCGEE CORPORATION,  OKLAHOMA CITY, OK (A
                                                      DIVERSIFIED ENERGY COMPANY). Mr. McPherson is a Director
[PHOTO OMITTED]                                       or Trustee of each of the  investment  companies  of the
                                                      Seligman  Group  of  Funds.+  He is also a  Director  of
                                                      Conoco Inc. (oil and gas  exploration  and pro duction),
                                                      Integris  Health  (owner  of  various  hospitals),   BOK
                                                      Financial (bank holding  company),  Oklahoma  Chapter of
                                                      the  Nature   Conservancy,   Oklahoma  Medical  Research
                                                      Foundation,  Boys and Girls Clubs of Oklahoma,  Oklahoma
                                                      City Public Schools  Foundation and Oklahoma  Foundation
                                                      for Excellence in Education.  He was formerly a Director
                                                      of Kimberly-Clark Corporation (con sumer products).



  John E. Merow (73)         1988 to Date             RETIRED   CHAIRMAN  AND  SENIOR   PARTNER,   SULLIVAN  &              61
      DIRECTOR                                        CROMWELL,  NEW  YORK,  NY (LAW  FIRM).  Mr.  Merow  is a
                                                      Director or Trustee of each of the investment  companies
[PHOTO OMITTED]                                       of the  Seligman  Group of Funds.+ He is also a Director
                                                      of  Commonwealth   Industries,   Inc.  (manufacturer  of
                                                      aluminum sheet products);  Director and Treasurer of the
                                                      Foreign  Policy  Association;  Director  Emeritus of the
                                                      Municipal Art Society of New York; Trustee and Secretary
                                                      of the U.S. Council for International Business;  Trustee
                                                      of New  York-Presbyterian  Hospital;  Trustee  and  Vice
                                                      Chairman  of New  York-Presbyterian  Healthcare  System,
                                                      Inc.;  and a Member of the  American Law  Institute  and
                                                      Council on Foreign Relations.



Betsy S. Michel (60)         1988 to Date             ATTORNEY,  GLADSTONE,  NJ. Ms.  Michel is a Director  or              61
     DIRECTOR                                         Trustee  of the  investment  companies  of the  Seligman
                                                      Group of Funds.+ She is a Trustee  of the  Geraldine  R.
[PHOTO OMITTED]                                       Dodge  Foundation  (charitable   foundation)  and  World
                                                      Learning, Inc. (charitable foundation). She was formerly
                                                      Chairman of the Board of Trustees of St.  Georges School
                                                      (Newport, RI).

                                                                                                                         NUMBER OF
                                                                                                                       PORTFOLIOS IN
                                                                                                                           FUND
                                                                                                                        COMPLEX TO
    NAME (AGE) AND           LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,                      BE OVERSEEN
  POSITION WITH FUND*      SERVED AS DIRECTOR              DIRECTORSHIPS AND OTHER INFORMATION                          BY NOMINEE
  -------------------      ------------------              -----------------------------------                          ----------

Leroy C. Ritchie (61)        2000 to Date             CHAIRMAN  AND  CHIEF  EXECUTIVE   OFFICER,  Q  STANDARDS              60
     DIRECTOR                                         WORLDWIDE,  INC.,  BIRMINGHAM,  MI (LIBRARY OF TECHNICAL
                                                      STANDARDS).  Mr. Richie is a Director or Trustee of each
[PHOTO OMITTED]        ]                              of the  investment  companies of the  Seligman  Group of
                                                      Funds,+ with the exception of Seligman  Cash  Management
                                                      Fund,   Inc.  He  is  also  a  Director  of   Kerr-McGee
                                                      Corporation (a diversified energy company) and Infinity,
                                                      Inc.  (oil  and  gas  services  and  exploration);   and
                                                      Director and Chairman of Highland Park Michigan Economic
                                                      Development  Corp. He was formerly a Trustee of New York
                                                      University Law Center  Foundation;  Vice Chairman of the
                                                      Detroit  Medical Center and the Detroit  Economic Growth
                                                      Corp;  and  Chairman  and  Chief  Executive  Officer  of
                                                      Capital  Coating  Technologies,  Inc.  (applied  coating
                                                      technologies).  From 1990 through  1997,  Mr. Richie was
                                                      Vice  President and General  Counsel,  Automotive  Legal
                                                      Affairs, of Chrysler Corporation.


 Robert L. Shafer (70)       1988 to Date             RETIRED  VICE  PRESIDENT OF PFIZER  INC.,  NEW YORK,  NY              61
     DIRECTOR                                         (PHARMACEUTICALS).  Mr.  Shafer is a Director or Trustee
                                                      of each of the investment   companies  of  the  Seligman
[PHOTO OMITTED}                                       Group of Funds.+  From 1987 through 1997, Mr. Shafer was
                                                      a Director of USLIFE Corporation (life insurance).



James N. Whitson (67)        1993 to Date             RETIRED  EXECUTIVE  VICE  PRESIDENT AND CHIEF  OPERATING              61
     DIRECTOR                                         OFFICER  OF  SAMMONS   ENTERPRISES,   INC.,  DALLAS,  TX
                                                      (DIVERSIFIED HOLDING COMPANY). Mr. Whitson is a Director
[PHOTO OMITTED]                                       or Trustee of each  of the investment  companies  of the
                                                      Seligman  Group  of  Funds.+ He is also a  Director  and
                                                      Consultant of Sammons  Enterprises,  Inc. and a Director
                                                      of C-SPAN (cable  television  networks)  and  CommScope,
                                                      Inc. (manufacturer of coaxial cable).


                                                                                                                         NUMBER OF
                                                                                                                       PORTFOLIOS IN
                                                                                                                           FUND
                                                                                                                        COMPLEX TO
    NAME (AGE) AND           LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,                      BE OVERSEEN
  POSITION WITH FUND*      SERVED AS DIRECTOR              DIRECTORSHIPS AND OTHER INFORMATION                          BY NOMINEE
  -------------------      ------------------              -----------------------------------                          ----------
INTERESTED DIRECTOR NOMINEES

Paul C. Guidone** (45)       May 2002 to Date         MANAGING DIRECTOR AND CHIEF INVESTMENT  OFFICER, J. & W.              60
DIRECTOR                                              Seligman & Co.  Incorporated,  New York, NY. Mr. Guidone
[PHOTO OMITTED]                                       is a  Director  or  Trustee  of each  of the  investment
                                                      companies  of the  Seligman  Group  of  Funds,+ with the
                                                      exception of Seligman Cash  Management  Fund, Inc. He is
                                                      also  a  member  of  the   Association   of   Investment
                                                      Management  and  Research,   the  New  York  Society  of
                                                      Security  Analysts and the London  Society of Investment
                                                      Professionals. He was formerly Deputy Chairman and Group
                                                      Chief  Executive  Officer of HSBC Asset  Management and,
                                                      prior to that,  Managing  Director and Chief  Investment
                                                      Officer of Prudential Diversified Investments.


William C. Morris** (64)     1988 to Date             CHAIRMAN, J. & W. SELIGMAN & CO. INCORPORATED, NEW YORK,              61
    DIRECTOR AND                                      NY. Mr.  Morris is  Chairman  of each of the  investment
CHAIRMAN OF THE BOARD                                 companies  of the Seligman  Group of Funds;+ Chairman of
                                                      Seligman  Advisors,  Inc.  and Seligman  Services,  Inc.
[PHOTO OMITTED]                                       (broker-dealer);  and a Director of Seligman  Data Corp.
                                                      He is also Chairman of Carbo Ceramics Inc. (manufacturer
                                                      of ceramic  proppants  for oil and gas  industry)  and a
                                                      Director of Kerr-McGee Corporation (a diversified energy
                                                      company).

                                                                                                                         NUMBER OF
                                                                                                                       PORTFOLIOS IN
                                                                                                                           FUND
                                                                                                                        COMPLEX TO
    NAME (AGE) AND           LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,                      BE OVERSEEN
  POSITION WITH FUND*      SERVED AS DIRECTOR              DIRECTORSHIPS AND OTHER INFORMATION                          BY NOMINEE
  -------------------      ------------------              -----------------------------------                          ----------
 Brian T. Zino** (50)        1993 to Date             DIRECTOR  AND   PRESIDENT,   J.  &  W.  SELIGMAN  &  CO.              61
DIRECTOR, PRESIDENT AND                               INCORPORATED,  NEW YORK,  NY.  Mr.  Zino is a  Director,
CHIEF EXECUTIVE OFFICER                               President  and Chief  Executive  Officer  of each of the
                                                      investment companies  of the  Seligman  Group of Funds;+
                                                      Chairman  of  Seligman  Data  Corp.;  and a Director  of
[PHOTO OMITTED]                                       Seligman  Advisors,  Inc.  and Seligman  Services,  Inc.
                                                      (broker-dealer).  He is also a  Member  of the  Board of
                                                      Governors  of  the  Investment   Company  Institute  and
                                                      Chairman of ICI Mutual Insurance  Company.  The Seligman
                                                      Group  of  Funds  consists  of  twenty-three  registered
                                                      investment companies (comprising sixty-one  portfolios),
                                                      including the Fund.


---------------
+ The Seligman Group of Funds consists of twenty-three registered investment companies (comprising sixty-one portfolios), including the Fund.

*   The address for each nominee is 100 Park Avenue, New York, New York 10017.

** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with the Manager and its affiliates.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS AND FUNDS OF COMPLEX

      As of January 31, 2003, none of the nominees beneficially owned shares of any of the Portfolios. As of that same date, the nominees beneficially owned shares of the investment companies of the Seligman Group of Funds as follows:

                                                                    AGGREGATE DOLLAR RANGE OF SHARES OWNED IN
                                                                              ALL FUNDS OVERSEEN BY
          NAME OF NOMINEE                                                   NOMINEE IN SELIGMAN GROUP
              -------                                                           -----------------
INDEPENDENT DIRECTOR NOMINEES

Robert B. Catell
John R. Galvin
Alice S. Ilchman
Frank A. McPherson
John E. Merow
Betsy S. Michel
Leroy C. Richie
Robert L. Shafer
James N. Whitson

INTERESTED DIRECTOR NOMINEES

Paul C. Guidone
William C. Morris
Brian T. Zino

      As of January 31, 2003, none of the independent director nominees or their immediate family members owned any shares of the Manager or Seligman Advisors, Inc. or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Seligman Advisors, Inc.

BOARD COMMITTEES

      The Board of Directors met six times during the Fund's 2002 fiscal year. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below.

      BOARD OPERATIONS COMMITTEE. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees, and the selection of legal counsel for the Fund. The Committee met four times during the Fund's 2002 fiscal year. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, Dr. Ilchman and Ms. Michel. As a result of Mr. Riordan's retirement at the Meeting, he will no longer serve as a Committee member following the Meeting.

      AUDIT COMMITTEE. This Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met two times during the Fund's 2002 fiscal year. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie and Ms. Michel.

      DIRECTOR NOMINATING COMMITTEE. This Committee recommends to the Board persons to be nominated for election as Directors by the shareholders and selects and proposes nominees for election by the Board between shareholder meetings. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met three times during the Fund's 2002 fiscal year. Members of this Committee are Messrs. Shafer (Chairman), McPherson and Riordan, and Dr. Ilchman. As a result of Mr. Riordan's retirement at the Meeting, he will no longer serve as a Committee member following the Meeting.

EXECUTIVE OFFICERS OF THE FUND

      Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

   NAME (AGE) AND POSITION         TERM OF OFFICE AND
       WITH THE FUND*            LENGTH OF TIME SERVED**        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Daniel J. Barker (35)             January 2003 to Date          Global Smaller Companies  Portfolio.  He is a Mr. Barker
VICE PRESIDENT                                                  is  Portfolio  Manager of the  Managing  Director of the
                                                                Manager  and Vice  President  of  Seligman  Global  Fund
                                                                Series,  Inc.  and  Portfolio  Manager  of its  Emerging
                                                                Markets  Fund and Global  Smaller  Companies  Fund.  Mr.
                                                                Barker   was   formerly  a   Portfolio   Manager  at  GE
                                                                Investments since 1994.


David F. Cooley (38)              2001 to Date                  Mr. Cooley is the Portfolio Manager of the International
VICE PRESIDENT                                                  Growth Portfolio and Co-Portfolio  Manager of the Global
                                                                Growth  Portfolio.  He is a  Managing  Director  of  the
                                                                Manager  and Vice  President  of  Seligman  Global  Fund
                                                                Series,  Inc. and Portfolio Manager of its International
                                                                Growth  Fund  and  Co-Portfolio  Manager  of its  Global
                                                                Growth  Fund.   Mr.   Cooley  was  formerly  a  Managing
                                                                Director,  Investments,  at Gratry and Company; Director
                                                                of  Global  Growth  Equity,   National  City  Investment
                                                                Management Company;  and International  Equity Portfolio
                                                                Manager, Society Asset Management.


   NAME (AGE) AND POSITION         TERM OF OFFICE AND
       WITH THE FUND*            LENGTH OF TIME SERVED**        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------

Neil T. Eigen (59)                1998 to Date                  Mr.  Eigen is the  Portfolio  Manager  of the  Large-Cap
VICE PRESIDENT                                                  Value Portfolio and Small-Cap Value  Portfolio.  He is a
                                                                Managing  Director of the Manager and Vice  President of
                                                                Seligman Value Fund Series,  Inc. and Portfolio  Manager
                                                                of its Large-Cap  Value Fund and  Small-Cap  Value Fund.
                                                                Mr. Eigen was formerly Senior Managing  Director,  Chief
                                                                Investment  Officer and Director of Equity  Investing at
                                                                Bear Stearns Asset Management.

Ben-Ami Gradwohl (43)             2001 to Date                  Mr. Gradwohl is Co-Portfolio Manager of the Common Stock
VICE PRESIDENT                                                  Portfolio  and  Income  Portfolio.   He  is  a  Managing
                                                                Director  of  the  Manager   and  Vice   President   and
                                                                Co-Portfolio  Manager of  Seligman  Common  Stock  Fund,
                                                                Inc.,  Seligman Income and Growth Fund,  Inc.,  Seligman
                                                                Tax-Aware  Fund, Inc. and  Tri-Continental  Corporation.
                                                                Mr.  Gradwohl  was  formerly  a  Portfolio   Manager  at
                                                                Nicholas-Applegate Capital Management from 1996 to 1999.


David Guy (44)                    2001 to Date                  Mr. Guy is  Co-Portfolio  Manager  of the  Common  Stock
VICE PRESIDENT                                                  Portfolio.  He is a Managing Director of the Manager and
                                                                Vice  President  and  Co-Portfolio  Manager of  Seligman
                                                                Common Stock Fund, Inc.,  Seligman  Tax-Aware Fund, Inc.
                                                                and Tri-Continental  Corporation. Mr. Guy was formerly a
                                                                Portfolio  Manager,   Systematic  Investment  Group,  at
                                                                Nicholas-Applegate Capital Management from 1997 to 1999.

   NAME (AGE) AND POSITION         TERM OF OFFICE AND
       WITH THE FUND*            LENGTH OF TIME SERVED**        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Christopher J. Mahony (39)            2002 to Date              Mr.  Mahony  is  the  Portfolio   Manager  of  the  Cash
VICE PRESIDENT                                                  Management  Portfolio and Investment  Grade Fixed Income
                                                                Portfolio  and   Co-Portfolio   Manager  of  the  Income
                                                                Portfolio. He is a Vice President and Investment Officer
                                                                of the  Manager  since April 2001;  Vice  President  and
                                                                Portfolio Manager of Seligman Cash Management Fund, Inc.
                                                                and Seligman  Investment  Grade Fixed Income Fund,  Inc;
                                                                Vice  President  and  Co-Portfolio  Manager of  Seligman
                                                                Income  and  Growth  Fund,  Inc.;  and  Vice  President,
                                                                Seligman High Income Fund Series and  Portfolio  Manager
                                                                of its U.S. Government Securities Series. Mr. Mahony was
                                                                formerly a Senior  Portfolio  Manager at Fort Washington
                                                                Investment Advisors, Inc since 1994.


Richard M. Parower (37)               2002 to Date              Mr.  Parower  is a  Co-Portfolio  Manager  of the Global
VICE PRESIDENT                                                  Technology Portfolio.  He is a Senior Vice President and
                                                                Investment  Officer of the Manager and Vice President of
                                                                Seligman  Global  Fund  Series,  Inc.  and  Co-Portfolio
                                                                Manager of its Global  Technology  Fund. Mr. Parower was
                                                                formerly a Senior  Analyst  with  Citibank  Global Asset
                                                                Management covering Global IT Services from June 1998 to
                                                                April  2000 and Senior  Analyst  with  Montgomery  Asset
                                                                Management from September 1995 to June 1998.

   NAME (AGE) AND POSITION         TERM OF OFFICE AND
       WITH THE FUND*            LENGTH OF TIME SERVED**        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Kendall C. Peterson (46)          2001 to Date                  Mr. Peterson is the Portfolio  Manager of the High-Yield
VICE PRESIDENT                                                  Bond Portfolio. He is a Managing Director of the Manager
                                                                since 2001 and Vice  President  of Seligman  High Income
                                                                Fund Series and Portfolio Manager of its High-Yield Bond
                                                                Series.  Mr.  Peterson was formerly a Vice President and
                                                                Portfolio  Manager  and Desk Head for High Yield  Mutual
                                                                Funds with  Fortis,  Inc since 1999.  From 1985  through
                                                                1999,  he  served in a variety  of  capacities  with The
                                                                Prudential  Insurance  Company of America,  the last six
                                                                years  of  which he was  Vice  President  and  Portfolio
                                                                Manager for High Yield Mutual Funds.

Frederick J. Ruvkun (45)          2002 to Date                  Mr.  Ruvkun  is  the  Portfolio  Manager of the Frontier
VICE PRESIDENT                                                  Portfolio.  He is a Managing Director of the Manager and
                                                                Vice President and Portfolio Manager,  Seligman Frontier
                                                                Fund,  Inc. Mr. Ruvkun was formerly a Portfolio  Manager
                                                                at Bessemer Trust.

   NAME (AGE) AND POSITION         TERM OF OFFICE AND
       WITH THE FUND*            LENGTH OF TIME SERVED**        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Marion S. Schultheis (57)         1998 to Date                  Ms.  Schultheis is the Portfolio  Manager of the Capital
VICE PRESIDENT                                                  Portfolio   and   Large-Cap    Growth    Portfolio   and
                                                                Co-Portfolio Manager of the Global Growth Portfolio. She
                                                                is a Managing  Director of the Manager;  Vice  President
                                                                and Portfolio  Manager,  Seligman Capital Fund, Inc. and
                                                                Seligman  Growth  Fund,  Inc.;  and  Vice  President  of
                                                                Seligman  Global  Fund  Series,  Inc.  and  Co-Portfolio
                                                                Manager of its Global  Growth Fund.  Formerly,  Managing
                                                                Director at  Chancellor  LGT from October 1997 until May
                                                                1998.


Steven A. Werber (37)             2000 to Date                  Mr.  Werber  is  Co-Portfolio   Manager  of  the  Global
VICE PRESIDENT                                                  Technology  Portfolio.  He is a Managing Director of the
                                                                Manager and a Vice  President  of  Seligman  Global Fund
                                                                Series,  Inc.  and  Co-Portfolio  Manager  of its Global
                                                                Technology  Fund. Mr. Werber was formerly an Analyst and
                                                                Portfolio Manager at Fidelity Investments  International
                                                                since 1996.

Paul H. Wick (39)                 1994 to Date                  Mr. Wick is the Portfolio Manager of the  Communications
VICE PRESIDENT                                                  and Information Portfolio. He is a Director and Managing
                                                                Director of the Manager since  November 1997 and January
                                                                1995,  respectively,  and Vice  President  and Portfolio
                                                                Manager of Seligman Communications and Information Fund,
                                                                Inc.   Mr.  Wick  joined  the  Manager  in  1987  as  an
                                                                Associate, Investment Research.

   NAME (AGE) AND POSITION         TERM OF OFFICE AND
       WITH THE FUND*            LENGTH OF TIME SERVED**        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------

Lawrence P. Vogel (46)            VP: 1992 to Date              Mr.  Vogel  is  Senior  Vice  President  and  Treasurer,
VICE PRESIDENT                    Treas: 2000 to Date           Investment  Companies,   of  the  Manager  and  is  Vice
AND TREASURER                                                   President  and  Treasurer  of  each  of  the  investment
                                                                companies of the Seligman Group of Funds and of Seligman
                                                                Data  Corp.  He  was  formerly  Senior  Vice  President,
                                                                Finance,  of the Manager,  Seligman  Advisors,  Inc. and
                                                                Seligman  Data Corp.;  Vice  President  and Treasurer of
                                                                Seligman International, Inc.; Vice President of Seligman
                                                                Services, Inc.; and Treasurer of Seligman Henderson Co.

Thomas G. Rose (45)               2000 to Date                  Mr.  Rose is  Senior  Vice  President,  Finance,  of the
VICE PRESIDENT                                                  Manager, Seligman Advisors, Inc. and Seligman Data Corp.
                                                                He is Vice President of each of the investment companies
                                                                of  the  Seligman  Group  of  Funds.  He  is  also  Vice
                                                                President of Seligman  International,  Inc. and Seligman
                                                                Services, Inc. Formerly, he was Treasurer of each of the
                                                                investment  companies of the Seligman Group of Funds and
                                                                Seligman Data Corp.

Frank J. Nasta (38)               1994 to Date                  Mr. Nasta is a Managing Director,  General Counsel,  and
SECRETARY                                                       Corporate  Secretary of the Manager.  He is Secretary of
                                                                each of the  investment  companies of the Seligman Group
                                                                of Funds.  He is also  Corporate  Secretary  of Seligman
                                                                Advisors,   Inc.,  Seligman  Services,   Inc.,  Seligman
                                                                International,  Inc.  and  Seligman  Data  Corp.  He was
                                                                formerly Corporate Secretary of Seligman Henderson Co.

-----------------
* The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

** All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

REMUNERATION OF DIRECTORS AND OFFICERS

      Directors of the Fund who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by each Portfolio in the Fund and the other investment companies in the Seligman Group of Funds. For the fiscal year ended December 31, 2002, the Fund paid each Director an aggregate retainer fee of $4,735. In addition, such Directors are paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephone attendance at certain meetings), the amount of which is shared by the Portfolios and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Directors may elect to defer receipt of their fees pursuant to the Fund's Deferred Compensation Plan for Directors. Total Directors' fees paid by the Fund for the fiscal year ended December 31, 2002 were as follows:

NUMBER OF DIRECTORS                                                                          AGGREGATE DIRECT
      IN GROUP                    CAPACITY IN WHICH REMUNERATION WAS RECEIVED                  REMUNERATION
-------------------------------------------------------------------------------------------------------------------

     10                          Directors and Members of Committees                               $20,986

      Director's attendance, retainer and/or committee fees paid to each Director during fiscal 2002 were as follows:

                                        AGGREGATE     PENSION OR RETIREMENT BENEFITS  TOTAL COMPENSATION FROM
                                      COMPENSATION        ACCRUED AS PART OF FUND          FUND AND FUND
NAME                                    FROM FUND                EXPENSES                    COMPLEX*
----                                  ------------    ------------------------------  -----------------------
John R. Galvin                          $ 2,313                     -0-                       $99,000
Alice S. Ilchman                          2,099                     -0-                        93,000
Frank A. McPherson                        2,206                     -0-                        96,000
John E. Merow+                            2,313                     -0-                        99,000
Betsy S. Michel                           2,313                     -0-                        99,000
James C. Pitney++                           661                     -0-                        30,000
Leroy C. Richie                           2,356                     -0-                        99,000
James Q. Riordan                          2,206                     -0-                        96,000
Robert L. Shafer                          2,206                     -0-                        91,500
James N. Whitson+                         2,313                     -0-                        99,000
                                        -------
                                        $20,986
                                        =======

      No compensation is paid by the Fund to Directors or officers of the Fund who are employees of the Manager.

-----------------
* In fiscal year 2002 there were twenty-three registered investment companies (comprising sixty-one portfolios) of the Seligman Group of Funds.
+ Mr. Merow, who had deferred receiving his fees from the Fund and other investment companies of the Seligman Group of Funds from 1991 up to 1997, had a balance as of December 31, 2002 of $6,325, with respect to the Fund, in his deferred plan account, including earnings. Since 1993, Mr. Whitson has elected to defer receiving his fees from the Fund and other investment companies of the Seligman Group of Funds. As of December 31, 2002, Mr. Whitson had deferred $42,500, with respect to the Fund, including earnings.
++  Mr. Pitney retired from the Board effective May 16, 2002.

      The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of each of the nominees.


            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTOR OF THE FUND.

     B. PROPOSAL TO AMEND THE COMMON STOCK PORTFOLIO'S INVESTMENT OBJECTIVES
                                  (Proposal 2)

      The Board has approved, and recommends that shareholders of the Common Stock Portfolio approve, amendments to the Common Stock Portfolio's investment objectives. The investment objectives would be amended as follows:

CURRENT INVESTMENT OBJECTIVES                           PROPOSED INVESTMENT OBJECTIVE
-----------------------------                           -----------------------------
Produce favorable, but not the highest, current         Total return through a combination of capital
income and long-term growth of both income              appreciation and current income.
and capital value, without exposing capital
to undue risk.

      ANALYSIS OF PROPOSED AMENDMENTS. Currently, the Common Stock Portfolio's investment objectives place particular emphasis on producing "favorable current income." Because of the Common Stock Portfolio's name, applicable law requires it to invest at least 80% of its net assets in "common stocks" and, over the last few years, the Common Stock Portfolio has actually invested more than 90% of its net assets in common stocks. However, the level of current income produced by common stocks, as measured by the dividend yield of the S&P 500 Index (an unmanaged index tracking the performance of 500 of the largest U.S. stocks and the Common Stock Portfolio's primary benchmark), has declined dramatically over the last several years. The S&P 500 dividend yield, which was 6.61% in June 1982, was only 1.81% in December 2002, a decline of nearly 73%. As a result, the Manager believes that it is no longer practical or appropriate for the Common Stock Portfolio's objective to so strongly emphasize favorable current income. Moreover, an emphasis on total return versus favorable current income would allow the Manager to invest exclusively in common stocks that it believes will most benefit the Common Stock Portfolio's absolute and relative performance rather than having to allocate a portion of the Portfolio's assets to common stocks that generate current income for the Portfolio but perform less favorably overall.

      If the investment objectives are amended as proposed, it is anticipated that the Common Stock Portfolio's investment strategies would also be amended to clarify that it will seek to produce a level of current income consistent with the its primary benchmark. This would allow for variations over time in the level of current income produced by the Common Stock Portfolio, which the Manager believes would provide the flexibility to construct a portfolio of common stocks capable of providing shareholders with a more attractive total return. Board, and not shareholder, approval would be required to amend these investment strategies.

      SPECIAL CONSIDERATIONS AND RISK FACTORS. Compared to the current investment objectives, the proposed investment objective would place less emphasis on current income. Instead, the Common Stock Portfolio would target total return through a combination of capital appreciation and current income, and the capital appreciation component could represent a significant portion of such total return. While achieving total return would be beneficial to shareholders, it may not be desirable for shareholders whose investment goal is a high level of current income.

      In addition, the prices of securities that pay regular dividends or interest tend to be more stable than the prices of securities that pay dividends or interest irregularly or not at all. Similarly, the price of a stock that pays a large dividend tends to be more stable than the price of a stock that pays a small dividend. For these reasons, a reduction in the Portfolio's emphasis on income-generating securities may have the effect of increasing the volatility of the Portfolio's net asset value.

      Also, the proposed investment objective would not contain the phrase "...without exposing capital to undue risk" as in the current investment objectives. While the Manager would seek to manage risk through prudent investment strategies, shareholders should be aware that, in return for the possibility of increased investment performance, their capital may be subject to greater risk than before.

      As discussed above, in pursuing its investment objective, the Common Stock Portfolio would seek current income consistent with its primary benchmark. However, since the Common Stock Portfolio can only distribute its "net" current income (I.E. current income minus all applicable expenses) to shareholders, this amount may be lower than the current income produced by the Portfolio's primary benchmark (which under the proposed objective would be the S&P 500 Index).

      BOARD RECOMMENDATION AND REQUIRED VOTE. The Board considered the Manager's recommendation to amend the Common Stock Portfolio's investment objectives at a meeting held on January 16, 2003, taking into account a number of factors, including but not limited to the substantial decline in dividend yields on stocks in the Common Stock Portfolio's primary benchmark, the constraints placed on seeking capital appreciation by the primary objective of favorable current income, and the Board's views of the prospects for future growth of the Common Stock Portfolio and the impact of the changes on shareholders. After careful consideration, the Board determined that the proposed amendments to the investment objectives and the corresponding investment strategies were in the best interests of the Common Stock Portfolio and its shareholders. Accordingly, the Board unanimously recommends that shareholders vote in favor of this proposal.

      The affirmative vote of a majority of the outstanding voting securities of the Common Stock Portfolio is required for the adoption of this proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Common Stock Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Common Stock Portfolio or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If this proposal is not approved by shareholders, then the Common Stock Portfolio's current investment objectives will remain unchanged.


  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENTS
             TO THE COMMON STOCK PORTFOLIO'S INVESTMENT OBJECTIVES


   C. PROPOSAL TO AMEND THE LARGE-CAP GROWTH PORTFOLIO'S INVESTMENT OBJECTIVE
                                  (Proposal 3)

      The Board has approved, and recommends that shareholders of the Large-Cap Growth Portfolio approve, amendments to the Large-Cap Growth Portfolio's investment objective. The investment objective would be amended as follows:

CURRENT INVESTMENT OBJECTIVE                     PROPOSED INVESTMENT OBJECTIVE
----------------------------                     -----------------------------
Longer-term growth in capital value.             Long-term capital appreciation.

      ANALYSIS OF PROPOSED AMENDMENT. The Manager believes that the current objective and the proposed objective have the same meaning and the new wording has been recommended merely to conform the proposed objective to other growth-oriented funds in the Seligman Group.

      BOARD RECOMMENDATION AND REQUIRED VOTE. The Board considered the Manager's recommendation to amend the Large-Cap Growth Portfolio's investment objective at a meeting held on January 16, 2003 and determined that this proposed amendment will not have any effect on the Portfolio's investment authority. As a result, revising this objective as provided above is not expected to affect the day-to-day management of the Portfolio, the investment performance of the Portfolio or the securities or instruments in which the portfolio invests.

      The affirmative vote of a majority of the outstanding voting securities of the Large-Cap Growth Portfolio is required for the adoption of this proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If this proposal is not approved by shareholders, the Portfolio's current investment objective will remain unchanged.

THE BOARD UNANIMOUSLY  RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENTS TO
             THE LARGE-CAP GROWTH PORTFOLIO'S INVESTMENT OBJECTIVE

D. PROPOSALS TO AMEND THE INCOME PORTFOLIO'S INVESTMENT OBJECTIVES AND ELIMINATE
                         A FUNDAMENTAL INVESTMENT POLICY
                            (Proposals 4(a) and 4(b))

PROPOSAL 4(A): TO AMEND THE INCOME PORTFOLIO'S INVESTMENT OBJECTIVES

      The Board has approved, and recommends that shareholders of the Income Portfolio approve, amendments to the Income Portfolio's investment objectives. The investment objectives would be amended as follows:

CURRENT INVESTMENT OBJECTIVES                              PROPOSED INVESTMENT OBJECTIVE
-----------------------------                              -----------------------------
High current income consistent with what                   Total  return  through a combination  of capital
is believed to be prudent risk of capital                  appreciation and income consistent with
and the possibility of improvement in                      what is believed to be a prudent allocation
income over time                                           between equity and fixed-income securities.

      If the investment objectives are amended as proposed, it is expected that the Board will change the name of the Income Portfolio from "Seligman Income Portfolio" to "Seligman Income and Growth Portfolio" in order to accurately reflect the proposed investment objective and strategies. This name change does not require shareholder approval.

      ANALYSIS OF PROPOSED AMENDMENTS. Currently, the Income Portfolio's investment objectives emphasize high current income. Growth of capital is a consideration, but is a secondary consideration. However, both in current market conditions and, more importantly, over the long-term, the Manager believes that focusing on total return (consisting of any combination of capital appreciation and income) through a prudent allocation between equity and fixed-income securities would provide greater flexibility to respond to market opportunities and to market changes, thereby enhancing potential returns to shareholders.

      If the investment objectives are amended as proposed, it is anticipated that the Income Portfolio's investment strategies would also be amended consistent with the proposed investment objective. A copy of the proposed investment strategies are set forth as Exhibit A to this Proxy Statement. Board, and not shareholder, approval is required to amend these investment strategies. Under the current investment strategies, the Income Portfolio is required to invest at least 80% of its assets in income-producing securities. Under the proposed investment strategies, this requirement would be eliminated. Retaining this requirement could significantly restrict the Manager in seeking new investment opportunities, particularly where such new opportunities are in common stocks, as the level of income produced by common stocks has declined dramatically over the past several years. To illustrate this point, the Manager notes that the dividend yield of the S&P 500 Index (an unmanaged index tracking the performance of 500 of the largest U.S. stocks) has declined from 6.61% in June 1982 to 1.81% as of December 2002, a decline of nearly 73%.

      SPECIAL CONSIDERATIONS AND RISK FACTORS. The proposed investment objective focuses on total return through a combination of capital appreciation and income, and the capital appreciation component could comprise a significant portion of such total return. While achieving total return would be beneficial to shareholders, it may not be desirable for shareholders whose investment goal is a high level of current income.

      In addition, the prices of securities that pay regular dividends or interest tend to be more stable than the prices of securities that pay dividends or interest irregularly or not at all. Similarly, the price of a stock that pays a large dividend tends to be more stable than the price of a stock that pays a small dividend. For these reasons, a reduction in the Portfolio's emphasis on income-generating securities may have the effect of increasing the volatility of the Portfolio's net asset value.

      Over the last few years, approximately 60% of the Income Portfolio's net assets have been invested in equity securities and approximately 40% have been invested in fixed-income securities. However, if the amendments to the investment objectives are adopted as proposed, the Manager could at any time allocate significantly more of the Income Portfolio's assets to either equity or fixed-income securities and, if either asset class that the Portfolio was more heavily invested in falls out of favor, performance may be negatively affected.

      BOARD RECOMMENDATION AND REQUIRED VOTE. The Board considered the Manager's recommendation to amend the Income Portfolio's investment objectives at a meeting held on January 16, 2003, taking into account a number of factors, including but not limited to the constraints placed on seeking capital appreciation by the primary objective of high current income, the substantial decline in dividend yield on stocks in the S&P 500 Index, and the Board's views of the prospects for future growth of the Income Portfolio and the impact of the changes on shareholders. After careful consideration, the Board determined that the proposed amendments to the investment objectives and the corresponding investment strategies were in the best interests of the Income Portfolio and its shareholders. Accordingly, the Board unanimously recommends that shareholders vote in favor of this proposal.

      The affirmative vote of a majority of the outstanding voting securities of the Portfolio is required for the adoption of this proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares present at a shareholder's meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If this proposal is not approved by shareholders, then the Portfolio's current investment objectives will remain unchanged.

  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENTS
                TO THE INCOME PORTFOLIO'S INVESTMENT OBJECTIVES


PROPOSAL 4(B): TO ELIMINATE THE INCOME PORTFOLIO'S FUNDAMENTAL POLICY TO INVEST AT LEAST 25% OF THE MARKET VALUE OF ITS GROSS ASSETS IN CASH, BONDS AND/OR PREFERRED STOCKS

      The Board has approved, and recommends that shareholders of the Income Portfolio approve, the elimination of the Income Portfolio's fundamental investment policy to invest at least 25% of the market value of the its gross assets in cash, bonds and/or preferred stock.

      ANALYSIS OF PROPOSED CHANGE. If shareholders approve the proposed amendments to the Income Portfolio's investment objectives described in Proposal 4(a), this policy could restrict the Manager in its pursuit of that proposed investment objective. Under the proposed investment objective, the Manager would have the freedom to allocate the Portfolio's assets between equity and fixed-income securities in any manner it deems prudent, and the Board believes that such flexibility is necessary to pursue that objective.

      SPECIAL CONSIDERATIONS AND RISK FACTORS. As discussed in Proposal 4(a), over the last few years approximately 40% of the Income Portfolio's net assets have been invested in fixed-income securities. However, if the fundamental investment policy is eliminated as proposed, the Manager may invest a substantial majority of the Income Portfolio's net assets in equity securities, leaving the portion allocated to cash, bonds and/or preferred stock below the 25% threshold currently required by this policy.

      BOARD RECOMMENDATION AND REQUIRED VOTE. The Board considered the Manager's recommendation to eliminate this fundamental investment policy at a meeting held on January 16, 2003, taking into account a number of factors, including but not limited to the constraints placed on the Income Portfolio's proposed objective by this policy and the Board's views of the prospects for future growth of the Portfolio and the impact of the changes on shareholders. After careful consideration, the Board determined that eliminating this policy was in the best interests of the Income Portfolio and its shareholders. Accordingly, the Board unanimously recommends that shareholders vote in favor of this proposal.

      The affirmative vote of a majority of the outstanding voting securities of the Portfolio is required for the adoption of this proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares present at a shareholder's meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If this proposal is not approved by shareholders, then the Portfolio's current investment policy will remain unchanged.

  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED ELIMINATION
             OF THE INCOME PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY


                   E. PROPOSALS TO AMEND OR ELIMINATE CERTAIN
              FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH PORTFOLIO
--------------------------------------------------------------------------------
                             (Proposals 5(a) - 5(j))

      The Board has approved, and recommends that shareholders of each Portfolio approve, the amendment or, in some cases, the elimination of certain fundamental restrictions of their Portfolio.

      The 1940 Act requires all mutual funds to adopt certain specific investment restrictions, referred to as "fundamental" restrictions, that may be changed only by shareholder vote. The Board has analyzed each of the current fundamental restrictions of the Portfolios and concluded that most of them should be revised or eliminated. The proposed restrictions are intended to provide each Portfolio with greater flexibility to respond to future legal, regulatory, market or technical changes. In addition, the revised restrictions are expected to enable each Portfolio to operate more efficiently and make it easier to monitor its own compliance. Finally, each of the Portfolios is designed to parallel the investment performance of another Seligman Group fund. The boards of directors/trustees of most of those funds have proposed revisions to the funds' fundamental restrictions substantially similar to those described here. (No changes have been proposed for the Seligman Group funds that correspond to the Cash

      Management Portfolio and the Investment Grade Fixed Income Portfolio.) The proposed changes to the Portfolios' restrictions will allow the Portfolios to continue to invest in parallel with their corresponding Seligman Group funds.

      The proposed revisions to the fundamental restrictions of the Portfolios are described below. The proposals are organized in three categories:

      o   Fundamental restrictions that the Board recommends amending,

      o Fundamental restrictions that the Board recommends eliminating because it has adopted a similar non-fundamental restriction, and

      o   Fundamental restrictions that the Board recommends eliminating.

      Non-fundamental restrictions may be adopted and changed by the Board without shareholder action, avoiding delays and costs to the affected Portfolio. The advantages of making a restriction non-fundamental are discussed below.

      Exhibit B contains those current fundamental restrictions of the Portfolios for which changes are proposed and the corresponding amendments, eliminations or replacement non-fundamental restrictions that are proposed. Shareholders are requested to vote on each proposal separately.

      Although the proposed changes will allow the Portfolios greater flexibility to respond to future investment opportunities, the Board does not anticipate that the proposed changes will, individually, or in the aggregate, materially change the way the Portfolios are currently managed. The Board also does not anticipate that the proposed changes will individually or in the aggregate, materially change the level of risk associated with investing in any of the Portfolios, although the use of certain commodities or commodities contracts by a Portfolio would involve the risk of loss, and to the extent the Board, in the future, authorizes the use of other investment techniques their use may result in losses to a Portfolio. If they are adopted, the Portfolios will interpret the new restrictions in light of existing and future rules and orders of the Securities and Exchange Commission ("SEC"), and SEC staff interpretations of relevant law.

      For each of the following proposals, the affirmative vote of a majority of the outstanding voting securities of a Portfolio is required for the adoption of such proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If any proposal is not approved by shareholders of a Portfolio, then the applicable current fundamental restriction of that Portfolio, as set forth in Exhibit A, will remain unchanged.


               PROPOSALS TO AMEND CERTAIN FUNDAMENTAL RESTRICTIONS

      The Board has approved, and recommends that shareholders of each Portfolio approve, the revisions to each of the following fundamental restrictions. Each proposed fundamental restriction is formulated to ensure compliance with all applicable laws and to provide the Portfolios with greater flexibility so as to respond to future legal, regulatory, market or technical changes. The Board believes that the Portfolios should be provided with the maximum flexibility permitted by law to pursue their investment objectives. Fundamental restrictions may be changed only by a vote of the shareholders.


PROPOSAL 5(A): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

      Each Portfolio currently has a fundamental restriction that prohibits it from purchasing or selling commodities and commodity futures contracts, except that the Board may authorize a Portfolio to engage in transactions involving interest rate and/or stock index futures and related options solely for the purposes of reducing investment risk and not for speculative purposes. The exception is not available in the case of Cash Management Portfolio and High-Yield Bond Portfolio.

      The Board  recommends  that this  restriction be amended,  as set forth in
Exhibit B, to allow each Portfolio to purchase or sell commodities or commodities contracts to the extent permissible by applicable law and interpretations,  as they may be  amended  from  time to time.  The  Manager  is currently not aware of any laws that restrict the Portfolios' ability to purchase or sell commodities or commodities contracts, although a Portfolio would be required to satisfy certain requirements as described in Proposal 6(c) in order to purchase or sell such instruments. In addition, regulation under the Commodity Exchange Act provides an exclusion from the definition of "commodity pool" for registered investment companies, such as the Fund, provided that the investment company's transactions in commodities and commodities contracts are for the purpose of hedging (to protect a portfolio against declines in value) or fall within specified limits and certain other requirements are satisfied. The Board has adopted a non-fundamental restriction, set forth in Exhibit B, that each Portfolio may invest in commodities and commodities contracts only to the extent permissible under this exemption. The Board has also adopted a non-fundamental policy regarding the Portfolios' use of derivatives, including certain commodity interests, pursuant to which the Manager must seek Board approval for a Portfolio to engage in transactions in commodities and other derivatives if they are of the type that the Portfolio has not previously utilized.

      Commodity interests may include physical commodities such as wheat, cotton, rice and corn (in which the Portfolios have no intention of investing), and financial futures contracts, including those related to currencies, securities, indices of securities or interest rates. If a fund buys a financial futures contract, and the contract is settled in cash, it obtains the right to receive (or, if the fund sells the contract, the fund is obligated to pay) the cash difference between the contract price for the underlying asset or index and the future market price, or index value, if the future market price or index value is higher. If the future market price or index value is lower, the fund is obligated to pay (or, if the fund sold the contract, the fund is entitled to receive) the amount of the decrease. If the financial futures contract is physically settled, the fund must buy (if the fund has purchased the futures contract) or sell (if the fund has sold the futures contract) a specified quantity of underlying assets at a specified price on the settlement date of the contract. In addition, options may be purchased and sold on future contracts. Funds typically utilize financial futures contracts and options related to such contracts for hedging or investment purposes.

      If shareholders approve this proposal, the Manager intends to seek Board approval for the Portfolios to utilize certain futures contracts and options thereon and potentially other types of derivative instruments that could be viewed as commodities or commodities contracts, from time to time, if appropriate hedging or investment opportunities arise. These transactions would be for hedging or investment purposes, and the use of any new type of commodity would be subject to prior approval of the Board and further subject to the limits imposed by the exemption from the Commodity Exchange Act, as described above. Using these financial instruments and similar instruments for investment purposes can involve substantial risks. For example, derivative instruments can present investment risk to a Portfolio if the Manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that a Portfolio could lose more than the amount of its original investment. For example, a fund may purchase a futures contract by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, the fund could lose substantially more than this original margin deposit. Therefore, such instruments will be utilized only if the Manager and the Board determine that their use is advisable and does not present undue risk to a Portfolio, and only after any of those activities are described in the Portfolio's Prospectus or Statement of Additional Information filed with the SEC.

PROPOSAL 5(B): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING THE PURCHASE OF SECURITIES ON MARGIN

      Each Portfolio currently has a fundamental restriction that prohibits it from purchasing securities on margin, except for short-term credits necessary for the purchase or sale of securities. For pur-poses of this limitation, initial and variation payments or deposits in connection with transactions involving interest rate or stock index futures contracts and options on such contracts are not deemed to be the purchase of securities on margin.

      The Board recommends that this restriction be amended, as set forth in Exhibit B, to provide that the Portfolios may not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemption therefrom which may be granted by the SEC.

      A purchase on margin involves a loan from the broker-dealer arranging the transaction and the margin is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. The purchase of securities on margin involves leveraging, which would increase the volatility of a fund's portfolio. In addition, if securities purchased on margin decline in value, a fund could be subject to a "margin call," pursuant to which the fund must either deposit additional cash collateral with the broker-dealer or suffer mandatory liquidation of the pledged collateral.

      The purchase of securities on margin is effectively prohibited by the 1940 Act, so modifying this restriction will not have an immediate effect on the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest. The Manager does not currently intend to seek Board approval for margin purchases. However, it may wish to do so in the future if the regulatory environment changes and appropriate investment opportunities arise.

PROPOSAL 5(C): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING BORROWING

      Each Portfolio currently has a fundamental restriction that prohibits it from borrowing money, with limited exceptions. The exceptions may be summarized as follows:

      o  Cash Management Portfolio
      o  Income Portfolio
      o  Investment Grade Fixed Income Portfolio

      Each of the above Portfolios may borrow from banks for temporary purposes (but not for the purpose of purchasing portfolio securities) in an amount not to exceed 10% of the value of the total assets of the Portfolio.

      o  Capital Portfolio
      o  Common Stock Portfolio
      o  Communications and Information Portfolio

      Each of the above Portfolios may borrow to purchase securities provided that such borrowings are made only from banks, do not exceed one-third of the respective Portfolio's net assets (taken at market) and are secured by not more than 10% of such assets (taken at cost).

      o  Frontier Portfolio
      o  High-Yield Bond Portfolio

      Each of the above Portfolios may borrow from banks for temporary purposes (but not for the purpose of purchasing portfolio securities) in an amount not to exceed 10% of the value of the total assets of the Portfolio. Each Portfolio will not purchase additional portfolio securities if it has outstanding borrowings in excess of 5% of the value of its total assets.

      o  Large-Cap Growth Portfolio
      o  Large-Cap Value Portfolio
      o  Small-Cap Value Portfolio

      Each of the above Portfolios may borrow to purchase securities provided that such borrowings are made only from banks, do not exceed one-third of the respective Portfolio's net assets (taken at market) and are secured by not more than 15% of such assets (taken at cost). Each Portfolio will not purchase additional portfolio securities if it has outstanding borrowings in excess of 5% of the value of its total assets.

      o  Global Growth Portfolio
      o  Global Smaller Companies Portfolio
      o  Global Technology Portfolio
      o  International Growth Portfolio

      Each of the above Portfolios may borrow from banks for temporary purposes (but not for the purpose of purchasing portfolio securities) in an amount not to exceed 10% of the value of the total assets of the Portfolio; and may borrow money from banks to purchase securities in amounts not in excess of 5% of its total assets.

      The Board recommends that these restrictions be amended, as set forth in Exhibit B, to allow each Portfolio to issue senior securities or borrow money to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (e.g., short sales, buying and selling financial futures contracts and selling put and call options) provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The proposed amendment to this fundamental restriction would not affect the Portfolios' ability to engage in such transactions.

      The present fundamental restrictions vary considerably among the Portfolios. The restriction applicable to Capital Portfolio, Common Stock Portfolio and Communications and Information Portfolio is the most permissive; the restriction applicable to Frontier Portfolio and High-Yield Bond Portfolio is the most restrictive. But in all cases, the current restrictions are far more restrictive than the limitations imposed by the 1940 Act. The 1940 Act effectively permits an open-end fund to borrow an amount up to one-half of its net assets, without limitation on the purpose of the borrowing. These borrowings must be from banks. The 1940 Act also permits a fund to borrow up to an additional 5% of its total assets for temporary purposes. These temporary borrowings may be from a bank or other sources.

      There are risks associated with borrowing. For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and the interest expense will raise the overall expenses of the fund and reduce its returns. The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount. A fund could also be forced to sell securities at inopportune times to repay borrowings as they become due.

      Currently, the only arrangement for borrowing by any Portfolio is its participation in a joint committed line of credit shared by most of the mutual funds in the Seligman Group, which these funds use from time to time for temporary purposes such as meeting redemption requests. The Manager has no current plans for any Portfolio to issue senior securities or engage in additional or temporary borrowings other than temporary borrowings under the line of credit.

      The Board has adopted a non-fundamental restriction in respect of each Portfolio that limits borrowings by any Portfolio to 15% of its total assets, but without limitation as to purpose. Any proposal to increase the amount a Portfolio is authorized to borrow will be subject to Board approval. This non-fundamental restriction is more restrictive than the fundamental restriction of some Portfolios and less restrictive than the fundamental restriction of others, but in each case the Manager has advised that it is expected to provide sufficient operating flexibility for present purposes. As a result, revising these fundamental restrictions is not expected to affect the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest.

PROPOSAL 5(D): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING
LENDING

      Each Portfolio other than the Global Growth Portfolio, Global Smaller Companies Portfolio, Global Technology Portfolio and International Growth Portfolio (collectively, the "Global Portfolios") currently has a fundamental restriction that prohibits it from making loans, with the exception of loans of portfolio securities. The purchase of notes, bonds or other evidences of indebtedness, including repurchase agreements, are not considered loans for purposes of this restriction.

      Each of the Global Portfolios is prohibited by a fundamental restriction from making loans of money or securities other than (a) through the purchase of securities in accordance with its investment objective, (b) through repurchase agreements and (c) by lending portfolio securities in an amount not to exceed one third of its total assets.

      The Board recommends that these restrictions be amended, as set forth in Exhibit B, to allow each Portfolio to make loans to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. The 1940 Act generally prohibits funds from making loans to affiliated persons. The Manager is currently not aware of any other restrictions on any Portfolio's ability to make loans.

      Lending of portfolio securities may result in income to a Portfolio, but there may be delays in the recovery of loaned securities or a loss of rights in the collateral should the borrower fail financially. Repurchase agreements may expose a Portfolio to certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest.

      The Manager may in the future recommend to the Board and to the boards of directors of certain other funds in the Seligman Group that the funds enter into a credit agreement that permits the funds to lend money to each other and borrow money from each other. A credit agreement among affiliated funds can be mutually beneficial because it allows funds to borrow at rates that may be more favorable than those available from banks and to make short-term loans at rates that may be more favorable than those available in the money markets. However, such an arrangement would be possible only if the Portfolios' current fundamental restrictions regarding lending are revised as proposed. It would also be necessary to obtain regulatory relief to enter into such an arrangement. Other than facilitating such a credit agreement in the event that the Manager recommends it and the Board approves it, revising this fundamental restriction is not expected to affect the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest.

PROPOSAL 5(E): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING UNDERWRITING

      Each Portfolio currently has a fundamental restriction that prohibits it from underwriting the securities of other issuers except that, in connection with the disposition of a security, a Portfolio may be deemed to be an underwriter as defined in the 1933 Act.

      The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow each Portfolio to underwrite the securities of other issuers to the extent the Portfolio may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies.

      The primary purpose of the proposal is to clarify that the Portfolios are not prohibited from investing in other investment companies, even if, as a result of buying and selling shares of other investment companies, a Portfolio may technically be considered an underwriter under the Federal securities laws.

      Revising this fundamental restriction is not expected to affect the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest.

PROPOSAL 5(F): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING PURCHASES OR SALES OF REAL ESTATE

      Each Portfolio currently has a fundamental restriction that prohibits it from purchasing or holding any real estate. The following exceptions currently apply:

      o  Common Stock Portfolio
      o  Income Portfolio
      o  Investment Grade Fixed Income Portfolio
      o  Large-Cap Growth Portfolio
      o  Large-Cap Value Portfolio
      o  Small-Cap Value Portfolio

      Each of the above Portfolios may engage in transactions involving securities secured by real estate or interests therein.

      o  Global Growth Portfolio
      o  Global Smaller Companies Portfolio
      o  Global Technology Portfolio
      o  International Growth Portfolio

      Each of the above Portfolios may engage in transactions involving securities secured by real estate or interests therein and may purchase securities issued by companies or investment trusts that invest in real estate or interests therein.

      The Board recommends that this restriction be amended and standardized, as set forth in Exhibit B, to permit each Portfolio to invest in securities secured by real estate or interests therein and in securities issued by companies or investment trusts that invest in real estate or interests therein, including real estate investment trusts ("REITs").

      A REIT is a company, which may be publicly traded, that invests in a portfolio of real estate properties, mortgages or both. REITs may specialize in certain kinds of property (or related mortgages), such as houses, apartments, shopping centers, or offices. They engage professional managers to supervise their investments. REITs are afforded special treatment under federal tax law, most notably in that earnings are not taxed at the REIT level but instead at the shareholder level. While REITs may offer a relatively high yield, an investment in REIT involves certain risks, particularly price volatility. In addition, if the Fund invests in REITs, the Fund's shareholders will bear a proportionate share of the REITs' expenses (such as management, legal and audit fees) in addition to the Fund's expenses.

      Because the Manager has no current plans to change the Portfolios' current practices with respect to real estate-related investments, revising this fundamental restriction is not expected to affect the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest.


PROPOSAL 5(G): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING DIVERSIFICATION

      Each Portfolio currently has a fundamental restriction that prohibits it from purchasing securities of any issuer if immediately thereafter more than 5% of its total assets valued at market would be invested in the securities of that issuer, other than securities issued or guaranteed by the US Government, its agencies or instrumentalities; the Portfolios are also prohibited from buying more than 10% of the voting securities of any one issuer. This restriction applies to the entire investment portfolio of High-Yield Bond Portfolio and to 75% of the investment portfolio of the other Portfolios.

      The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow each Portfolio to make any investment consistent with its classification as a diversified investment company under the 1940 Act.

      Each Portfolio is operated as a diversified investment company under the 1940 Act. In general, this means that, with respect to 75% of the value of a Portfolio's total assets, the Portfolio invests in cash, cash items, obligations of the US government, its agencies, or instrumentalities, securities of other investment companies and "other securities." These "other securities" (which, in practice, represent substantially all of a Portfolio's investments) are subject to two additional requirements. Specifically, a Portfolio may not invest more than 5% of its total assets in the securities of a single issuer, and a Portfolio may not hold more than 10% of an issuer's outstanding voting securities.

      The Board believes that compliance with the statutory requirements applicable to a diversified fund provides sufficient protection for shareholders from the risks of holding securities of too few issuers in a Portfolio. Moreover, the existing fundamental restriction with respect to diversification requires that each Portfolio perform a separate test to establish compliance, in addition to the test required under the 1940 Act. If this restriction is eliminated, each Portfolio would be permitted to invest up to 25% of its total assets in a single issuer. Investing a larger percentage of the Portfolio's assets in a single issuer's securities would increase the Portfolio's exposure to market, credit and other risks associated with that issuer's financial condition and business operations. However, the Manager has no current intention of changing the Portfolios' current practices with respect to diversification.

      Revising this fundamental restriction is not expected to affect the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest.


PROPOSAL 5(H): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING INDUSTRY CONCENTRATION

      Each Portfolio currently has a fundamental restriction that prohibits it from investing more than 25% of the market value of its total assets in securities of issuers in any one industry. Exceptions include securities issued or guaranteed by the US Government, its agencies or instrumentalities and mortgage-related securities. In addition, the restriction recognizes that Communications and Information Portfolio will invest at least 65% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries (except when investing for temporary defensive purposes) and that Cash Management Portfolio may invest more than 25% of its gross assets in the banking industry and in the personal credit institution or business credit institution industries.

      The Board recommends that this restriction be amended, as set forth in Exhibit B, to clarify that this 25% limitation on industry concentration is a "25% or more" and not a "more than 25%" limitation.

      A fund "concentrates" in an industry or group of industries if it invests 25% or more of its total assets in that industry or group. Under the 1940 Act, an investment company's restriction regarding industry concentration must be fundamental. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so. Only the Communications and Information Portfolio and the Cash Management Portfolio have disclosed such intentions, as described above.

      Since the proposed amendment to the existing fundamental restriction is more of a clarification than a substantive change, revising this fundamental restriction is not expected to affect the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest.


        PROPOSAL TO ELIMINATE A FUNDAMENTAL RESTRICTION BECAUSE THE BOARD
               HAS ADOPTED A SIMILAR NON-FUNDAMENTAL RESTRICTION

      The Board has approved, and recommends that shareholders of each Portfolio approve, the elimination of the following fundamental restriction, as it is not required by law. The Board has adopted a similar non-fundamental restriction in respect of each Portfolio. The Board believes that the Portfolios should be provided with the maximum flexibility permitted by law to pursue their investment objectives. Changes to non-fundamental restrictions may be approved by the Board without a vote of the shareholders, although shareholders would be informed (through a change to the Portfolio's Prospectus or Statement of Additional Information, as applicable) of any change to a non-fundamental restriction that, in turn, results in a material change to the way a Portfolio is managed. The Board believes the Portfolios will benefit from having this restriction as non-fundamental instead of fundamental, because the change will enable the Board to respond more quickly to changes in the law or regulations, and to evaluate new proposals by the Manager without incurring the delays and costs associated with shareholder approval.


PROPOSAL 5(I): TO ELIMINATE EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING SHORT SALES

      Each Portfolio currently has a fundamental restriction that prohibits it from making "short" sales of securities. Each of the Global Portfolios is permitted to make short sales "against the box" (that is, to make a short sale of a security that it holds in its portfolio). Certain state laws previously required the Portfolios to have a fundamental restriction concerning short selling, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996.

      The Board recommends that the restrictions on short sales be eliminated, as set forth in Exhibit B, to allow any Portfolio to sell securities short and maintain short positions to the extent the Board approves such actions and doing so is permissible by applicable law. The Manager is currently not aware of any laws that restrict a Portfolio's ability to engage in short sales, although a Portfolio would be required to satisfy certain requirements as described in Proposal 5(c) in order to engage in short sales.

      In a short sale, a fund sells a security it doesn't own when the portfolio manager thinks that the value will decline. The fund generally borrows the security to deliver to the buyer in a short sale. The fund then must buy the security at its market price when the borrowed security must be returned to the lender.

      The use of short sales by a Portfolio could pose certain risks, including potential losses, if the market price of the security sold short increases between the date when the Portfolio enters into the short position and the date when the Portfolio closes the short position.

      Because the Manager does not currently intend to seek Board approval to sell securities short or maintain short positions, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest. The Manager may recommend short-selling activity to the Board in the future, however, if appropriate investment opportunities arise.


                 PROPOSAL TO ELIMINATE A FUNDAMENTAL RESTRICTION

      The Board has approved, and recommends that shareholders of each Portfolio approve, the elimination of the following fundamental restriction in respect of each Portfolio, as it is not required by law. Eliminating this restriction will provide the Portfolios with greater flexibility to respond to future legal, regulatory, market or technical changes. The Board believes that each Portfolio should be provided with the maximum flexibility permitted by law to pursue its investment objective. In order to provide maximum flexibility in managing the Portfolios and to conform the restriction to those of other funds in the Seligman Group, the Board determined that eliminating the fundamental restriction listed below would be in the best interest of each Portfolio.


PROPOSAL 5(J): TO ELIMINATE EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING MORTGAGES AND PLEDGES

      Each Portfolio currently has a fundamental restriction that prohibits it from mortgaging, pledging or hypothecating any of its assets, except to secure permitted borrowings. This restriction does not prohibit escrow, collateral or margin arrangements in connection with (a) the purchase or sale of covered options (including stock index options), (b) the purchase or sale of interest rate or stock index futures contracts or options on such contracts by any of the Portfolios otherwise permitted to engage in transactions involving such instruments or (c) the Fund's purchase of fidelity insurance and errors and omissions insurance.

      The Board recommends that this restriction be eliminated to allow each Portfolio to mortgage or pledge its assets to the extent permissible by applicable law. The Manager is not currently aware of any laws that that restrict a Portfolio's ability to mortgage or pledge assets. A Portfolio may pledge assets in connection with certain borrowings and derivatives transactions, but any such pledges are not expected to constitute a significant part of any Portfolio's investment activities.

      Mortgages and pledges of assets can involve substantial risks. In particular, if a Portfolio were to default on its payment obligation under an instrument that is secured by a mortgage or pledge of the Portfolio's assets, the counterparty could foreclose on those assets. The loss of the assets could adversely affect the Portfolio's performance. However, the Manager has advised the Board that it does not expect transactions involving mortgages or pledges to become a significant part of any Portfolio's investment activity.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 5(A) - 5(J)

                             F. INDEPENDENT AUDITORS

      Ernst & Young LLP currently serve as auditors of the Fund. The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Ernst & Young LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

      Ernst & Young LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. Ernst &Young LLP has audited the annual financial statements of the Fund and provided tax-related services to the Fund.

      In recommending Ernst &Young LLP as independent auditors of the Fund, the Audit Committee considered whether the provision by the independent auditors to the Fund of non-audit services to the Fund is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                          FEES FOR SERVICES TO THE FUND

      AUDIT FEES. For the fiscal year ended December 31, 2002, the fee for professional services rendered for the audit of the annual financial statements was $_____.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

      ALL OTHER FEES. For the fiscal year ended December 31, 2002, Ernst & Young LLP was also paid approximately $_____ for tax-related services and _____ for accounting services in connection with the Fund's semi-annual financial statements.


                                G. OTHER MATTERS
--------------------------------------------------------------------------------

      The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

      A shareholder proposal intended to be represented at any meeting called in the future must be received by the Secretary of the Fund at the address set forth on the cover of this Proxy Statement within a reasonable time before the solicitation for that meeting is made. Otherwise the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal law.

                                   H. EXPENSES
--------------------------------------------------------------------------------

      The Fund will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Fund, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Fund may reimburse persons holding shares of a Portfolio in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners.

                                             By order of the Board of Directors,

                                                              /s/ Frank J. Nasta

                                                                       Secretary

                                 ---------------

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                    EXHIBIT A

                PROPOSED INVESTMENT STRATEGIES FOR THE INCOME AND
                                GROWTH PORTFOLIO

      The Portfolio uses the following principal investment strategies to seek its investment objective:

      The Portfolio allocates its assets between equity securities and fixed-income securities. The proportion of the Portfolio's assets invested in each type of security will vary from time to time based on the investment manager's assessment of general market and economic conditions, including the projected strength of the equity and fixed-income markets, the relative return potential and risks of each asset class and other economic factors, such as interest rates. For the past few years, approximately 60% of the Portfolio's net invested assets have been invested in equity securities and approximately 40% have been invested in fixed-income securities. However, the investment manager may at any time allocate significantly more of the Portfolio's assets to either equity or fixed-income securities based on the ongoing evaluation process described above.

      Securities in which the Portfolio may invest include common stocks, securities convertible into common stocks, fixed-income securities (such as notes, bonds, debentures, certain preferred stocks and other debt obligations), preferred stocks and American Depositary Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers. Securities are carefully selected in light of the Portfolio's investment objective and are diversified among many different types of securities and market sectors.

      Equity securities are chosen using a three-part investment strategy, consisting of: (1) analytical security evaluation; (2) portfolio construction; and (3) fundamental analysis. The final equity portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.

      SECURITY EVALUATION. The investment manager applies analytical techniques to rank a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

      PORTFOLIO CONSTRUCTION. Once the attractiveness of the stocks is established, the investment manager applies quantitative techniques to suggest an optimal portfolio to pursue the Portfolio's investment objective. In this phase, weightings are assigned to the stocks being considered for investment. The investment manager considers the risk and expected return of the overall portfolio, the expected dividend and other income to be generated by the recommended portfolio, and exposure by sector, industry, market capitalization and other categories.

      FUNDAMENTAL ANALYSIS. Before changing the portfolio composition, the investment manager reviews the buy and sell recommendations generated during the first two investment steps, and will consider additional information available about a particular security that could not be captured by the analytical approach. The investment manager does this by applying traditional fundamental research. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth. Using this qualitative information, the investment manager may adjust the weightings and, in some cases, may eliminate a stock completely from consideration. This may result in changes to the suggested trades generated during the portfolio construction phase.

      Fixed-income securities are chosen for purchase by the Portfolio using a method that combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Portfolio based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value) and total return opportunities.

      The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not apply to ADRs or commercial paper and certificates of deposit issued by foreign banks.

                                    EXHIBIT B

          FUNDAMENTAL RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED

      The following chart outlines the current fundamental restrictions of each Portfolio for which revisions are proposed, and the corresponding revisions or eliminations that are proposed. For more information about the proposed changes, please refer to Proposals 5(a) through 5(j) in the Proxy Statement.

                 CURRENT RESTRICTIONS                                   PROPOSED RESTRICTIONS
------------------------------------------------------------------------------------------------------------------------------------
(a)       None of the Portfolios may purchase or sell  commodities      A  Portfolio  may not  purchase or sell  commodities  or
          and commodity futures  contracts;  except that the Board      commodity contracts, except to the extent permissible by
          of Directors  may  authorize  any  Portfolio  other than      applicable  law  and  interpretations,  as  they  may be
          Seligman   Cash   Management   Portfolio   and  Seligman      amended from time to time.
          High-Yield  Bond  Portfolio  to engage  in  transactions
          involving  interest  rate and/or stock index futures and      In  addition,   the  Board  has  adopted  the  following
          related  options  solely for the  purposes  of  reducing      non-fundamental  policy in respect of each Portfolio:  A
          investment risk and not for speculative purposes.             Portfolio   may  purchase  and  sell   commodities   and
                                                                        commodity   contracts  only  to  the  extent  that  such
                                                                        activities  do not  result  in  the  Portfolio  being  a
                                                                        "commodity  pool" as defined in the  Commodity  Exchange
                                                                        Act  and  the  Commodity  Futures  Trading  Commission's
                                                                        regulations and interpretations thereunder.

                                                                        Each Portfolio has adopted the following non-fundamental
                                                                        policy:  The Manager must seek Board  approval to invest
                                                                        in any new  type of  commodity  if it is of the type the
                                                                        Portfolio has not previously utilized.
------------------------------------------------------------------------------------------------------------------------------------
(b)       None  of  the  Portfolios  may  purchase  securities  on      A Portfolio may not purchase securities on margin except
          "margin" except for short-term credits necessary for the      as permitted by the 1940 Act or any rule thereunder, any
          purchase  or  sale  of  securities,  provided  that  for      SEC  or  SEC  staff   interpretations   thereof  or  any
          purposes  of  this  limitation,  initial  and  variation      exemptions therefrom which may be granted by the SEC.
          payments  or deposits in  connection  with  transactions
          involving interest rate or stock index futures contracts
          and options on such contracts by any Portfolio permitted
          to engage in  transactions  involving  such  instruments
          will not be deemed to be the purchase of  securities  on
          margin.
------------------------------------------------------------------------------------------------------------------------------------

                 CURRENT RESTRICTIONS                                   PROPOSED RESTRICTIONS
------------------------------------------------------------------------------------------------------------------------------------
(c)       None of the Portfolios may borrow money, except that:         A Portfolio  may not issue senior  securities  or borrow
          o  Cash Management Portfolio                                  money  except as  permitted  by the 1940 Act or any rule
          o  Income Portfolio                                           thereunder,  SEC or SEC staff interpretations thereof or
          o  Investment Grade Fixed Income Portfolio                    any  exemptions  therefrom  which may be  granted by the
                                                                        SEC.
          Each of these  Portfolios  may  borrow  from  banks  for
          temporary   purposes   (but  not  for  the   purpose  of      In  addition,   the  Board  has  adopted  the  following
          purchasing  portfolio  securities)  in an amount  not to      non-fundamental  policy: A Portfolio may not borrow more
          exceed  10% of the  value  of the  total  assets  of the      than 15% of the value of its total assets.
          Portfolio.
          o Capital Portfolio
          o Common Stock Portfolio
          o Communications and Information Portfolio

          Each  of  these   Portfolios   may  borrow  to  purchase
          securities  provided that such  borrowings are made only
          from banks,  do not exceed  one-third of the  respective
          Portfolio's net assets (taken at market) and are secured
          by not more than 10% of such assets (taken at cost).
          o  Frontier Portfolio
          o  High-Yield Bond Portfolio

          Each of these  Portfolios  may  borrow  from  banks  for
          temporary   purposes   (but  not  for  the   purpose  of
          purchasing  portfolio  securities)  in an amount  not to
          exceed  10% of the  value  of the  total  assets  of the
          Portfolio.  Each Portfolio will not purchase  additional
          portfolio securities if it has outstanding borrowings in
          excess of 5% of the value of its total assets.
          o  Large-Cap Growth Portfolio
          o  Large-Cap Value Portfolio
          o  Small-Cap Value Portfolio

          Each  of  these   Portfolios   may  borrow  to  purchase
          securities  provided that such  borrowings are made only
          from banks,  do not exceed  one-third of the  respective
          Portfolio's net assets (taken at market) and are secured
          by not more  than 15% of such  assets  (taken  at cost).
          Each  Portfolio will not purchase  additional  portfolio
          securities if it has outstanding borrowings in excess of
          5% of the value of its total assets.
------------------------------------------------------------------------------------------------------------------------------------


                 CURRENT RESTRICTIONS                                   PROPOSED RESTRICTIONS
------------------------------------------------------------------------------------------------------------------------------------
          o  Global Growth Portfolio
          o  Global Smaller Companies Portfolio
          o  Global Technology Portfolio
          o  International Growth Portfolio

          Each of these  Portfolios  may  borrow  from  banks  for
          temporary   purposes   (but  not  for  the   purpose  of
          purchasing  portfolio  securities)  in an amount  not to
          exceed  10% of the  value  of the  total  assets  of the
          Portfolio;  and may borrow  money from banks to purchase
          securities  in amounts  not in excess of 5% of its total
          assets.
------------------------------------------------------------------------------------------------------------------------------------
(d)       None of the Portfolios  may make loans,  except loans of      A Portfolio  may not make loans,  except as permitted by
          securities,  provided that purchases of notes,  bonds or      the  1940  Act or any  rule  thereunder,  any SEC or SEC
          other evidences of  indebtedness,  including  repurchase      staff   interpretations   thereof   or  any   exemptions
          agreements,  are not  considered  loans for  purposes of      therefrom which may be granted by the SEC.
          this  restriction;  provided  further  that  each of the
          Global  Portfolios  may  not  make  loans  of  money  or
          securities  other  than  (a)  through  the  purchase  of
          securities in accordance with its investment  objective,
          (b)  through  repurchase  agreements  and (c) by lending
          portfolio  securities in an amount not to exceed 33 1/3%
          of its total assets.
------------------------------------------------------------------------------------------------------------------------------------
(e)       None of the  Portfolios may underwrite the securities of      A Portfolio may not  underwrite  the securities of other
          other   issuers,   provided  that  the   disposition  of      issuers,  except insofar as a Portfolio may be deemed an
          investments  otherwise  permitted  to  be  made  by  any      underwriter  under  the  1933  Act  in  disposing  of  a
          Portfolio  (such as investments  in securities  that are      portfolio  security or in connection with investments in
          not readily  marketable  without  registration under the      other investment companies.
          1933 Act and repurchase  agreements  with  maturities in
          excess  of seven  days)  will not be  deemed to render a
          Portfolio  engaged in an underwriting  investment if not
          more  than 10% of the  value of such  Portfolio's  total
          assets  (taken at cost) would be so invested  and except
          that in connection  with the disposition of a security a
          Portfolio may be deemed to be an  underwriter as defined
          in the 1933 Act.
------------------------------------------------------------------------------------------------------------------------------------

                 CURRENT RESTRICTIONS                                   PROPOSED RESTRICTIONS
------------------------------------------------------------------------------------------------------------------------------------

(f)       None of the  Portfolios  may  purchase  or hold any real      A Portfolio  may not  purchase or hold any real  estate,
          estate,  except that  Seligman  Common Stock  Portfolio,      except any Portfolio may invest in securities secured by
          Seligman Income  Portfolio,  Seligman  Investment  Grade      real  estate or  interests  therein or issued by persons
          Fixed  Income  Portfolio,   Seligman   Large-Cap  Growth      (including real estate investment  trusts) which deal in
          Portfolio,  Seligman Large-Cap Value Portfolio, Seligman      real estate or interests therein.
          Small-Cap  Value  Portfolio,  and  each  of  the  Global
          Portfolios   may   engage  in   transactions   involving
          securities  secured by real estate or interests therein,
          and  each  of  the  Global   Portfolios   may   purchase
          securities issued by companies or investment trusts that
          invest in real estate or interests therein.
------------------------------------------------------------------------------------------------------------------------------------
(g)       With respect to 75% of its securities portfolio (or 100%      A  Portfolio  may not make any  investment  inconsistent
          of its  securities  portfolio,  in the case of  Seligman      with its  classification as a diversified  company under
          High-Yield Bond Portfolio), a Portfolio may not purchase      the 1940 Act.
          securities of any issuer if immediately  thereafter more
          than 5% of its total  assets  valued at market  would be
          invested in the securities of any one issuer, other than
          securities  issued or guaranteed  by the US  Government,
          its agencies or instrumentalities;  or buy more than 10%
          of the voting securities of any one issuer.
------------------------------------------------------------------------------------------------------------------------------------
(h)       No  Portfolio  may  invest  more than 25% of the  market      A  Portfolio  may not  invest  25% or more of its  total
          value of its total  assets in  securities  of issuers in      assets, at market value, in the securities of issuers in
          any one industry (except securities issued or guaranteed      any  particular   industry;   provided  that:
          by    the    US    Government,     its    agencies    or
          instrumentalities);  provided  that,  for the purpose of      (1)  this limitation shall exclude  securities issued or
          this  limitation,  mortgage-related  securities  do  not           guaranteed  by  the  US  Government  or  any of its
          constitute an industry;  provided  further that Seligman           agencies or instrumentalities;
          Communications and Information  Portfolio will invest at
          least 65% of the value of its total assets in securities      (2)  for    the    purpose    of    this     limitation,
          of companies  principally engaged in the communications,           mortgage-related  securities  do not  constitute an
          information   and   related   industries,   except  when           industry;
          investing for temporary defensive purposes; and provided
          further that  Seligman  Cash  Management  Portfolio  may      (3)  Seligman  Communications and Information  Portfolio
          invest  more  than 25% of its gross  assets:  (i) in the           will  invest at least 65% of the value of its total
          banking   industry;   (ii)   in  the   personal   credit           assets  in  securities  of  companies   principally
          institution or business credit  institution  industries;           engaged  in  the  communications,  information  and
          or (iii) in any combination of (i) and (ii).                       related  industries,   except  when  investing  for
                                                                             temporary defensive purposes; and
------------------------------------------------------------------------------------------------------------------------------------

                 CURRENT RESTRICTIONS                                   PROPOSED RESTRICTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                        (4)  Seligman Cash Management  Portfolio may invest more
                                                                             than 25% of its gross  assets:  (i) in the  banking
                                                                             industry;  (ii) in the personal credit  institution
                                                                             or business credit institution industries; or (iii)
                                                                             in any combination of (i) and (ii).
------------------------------------------------------------------------------------------------------------------------------------
(i)       None  of  the  Portfolios  may  make  "short"  sales  of      The  restriction  has been adopted as a  non-fundamental
          securities  (except  that each of the Global  Portfolios      restriction  and  will be  eliminated  as a  fundamental
          may make short sales "against the box").                      restriction.
------------------------------------------------------------------------------------------------------------------------------------
(j)       None  of  the   Portfolios   may  mortgage,   pledge  or      The restriction will be eliminated.
          hypothecate   any  of  its  assets,   except  to  secure
          permitted  borrowings and provided that this  limitation
          does  not   prohibit   escrow,   collateral   or  margin
          arrangements in connection with (a) the purchase or sale
          of covered options (including stock index options),  (b)
          the  purchase  or sale of  interest  rate or stock index
          futures contracts or options on such contracts by any of
          the Fund's Portfolios  otherwise  permitted to engage in
          transactions   involving  such  instruments  or  (c)  in
          connection   with  the  Fund's   purchase   of  fidelity
          insurance and errors and omissions insurance.
------------------------------------------------------------------------------------------------------------------------------------

                            SELIGMAN PORTFOLIOS, INC.
                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017




                                    SELIGMAN
                                PORTFOLIOS, INC.

                            Notice of Special Meeting
                                 of Shareholders
                                       and
                                 Proxy Statement


--------------------------------------------------------------------------------
Time:   April 22, 2003
        10:00 A.M.
--------------------------------------------------------------------------------
Place:  Offices of the Fund
        100 Park Avenue
        New York, NY 10017

  Please date, fill in and sign the enclosed proxy card and mail it in the enclosed return envelope which requires no postage if mailed in the United States. Please refer to your proxy card for complete voting instructions.

                                     [LOGO]

PROXY

                         SELIGMAN COMMON STOCK PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.   ELECTIONS OF DIRECTOR NOMINEES:                            [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed

     01)  Robert B. Catell        07)  Betsy S. Michel
     02)  John R. Galvin          08)  William C. Morris
     03)  Paul C. Guidone         09)  Leroy C. Richie
     04)  Alice S. Ilchman        10)  Robert L. Shafer
     05)  Frank A. McPherson      11)  James N. Whitson
     06)  John E. Merow           12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

2.    To approve amendments to the Portfolio's investment      [ ]                 [ ]                 [ ]                2.
      objectives.

3.    (Not applicable to this Portfolio.)


4(a). (Not applicable to this Portfolio.)


4(b)  (Not applicable to this Portfolio.)


5(a). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(a).
      restriction regarding investments in commodities.

5(b). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(b).
      restriction regarding the purchase of securities on
      margin.

5(c). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(c).
      restriction regarding borrowing.

5(d). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(d).
      restriction regarding lending.

5(e). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(e).
      restriction regarding underwriting.

5(f). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(f).
      restriction regarding purchases or sales of real estate.

5(g). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(g).
      restriction regarding diversification.

5(h). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(h).
      restriction regarding industry concentration.

5(i). To approve the elimination of the Portfolio's             [ ]                 [ ]                 [ ]               5(i).
      fundamental restriction regarding short sales.

5(j). To approve the elimination of the Portfolio's             [ ]                 [ ]                 [ ]               5(j).
      fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                            SELIGMAN INCOME PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                        * * * CONTROL NUMBER:       * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.   ELECTIONS OF DIRECTOR NOMINEES:                            [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
     01)  Robert B. Catell      07)  Betsy S. Michel
     02)  John R. Galvin        08)  William C. Morris
     03)  Paul C. Guidone       09)  Leroy C. Richie
     04)  Alice S. Ilchman      10)  Robert L. Shafer
     05)  Frank A. McPherson    11)  James N. Whitson
     06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

2.   (Not applicable to this Portfolio.)


3.   (Not applicable to this Portfolio.)


4(a).  To approve amendments to the Portfolio's investment      [ ]                 [ ]                 [ ]               4(a)
       objective.

4(b).  To approve elimination of the Portfolio's fundamental    [ ]                 [ ]                 [ ]               4(b)
       policy to invest at least 25% of the market value of
       its gross assets in cash, bonds and/or preferred
       stocks.

5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                       SELIGMAN LARGE-CAP GROWTH PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.     ELECTIONS OF DIRECTOR NOMINEES:                          [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)

3.     To approve  amendments to the Portfolio's  investment    [ ]                 [ ]                 [ ]               3.
       objective.

4(a).  (Not applicable to this Portfolio.)


4(b)   (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                           SELIGMAN CAPITAL PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07) Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                  [ ]              5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                  [ ]              5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                  [ ]              5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                  [ ]              5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                       SELIGMAN CASH MANAGEMENT PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:       * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ---------------------------------------
                                       Signature

                                       ---------------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING         1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                           SELIGMAN FRONTIER PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING         1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                        SELIGMAN GLOBAL GROWTH PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]              5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]              5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]              5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]              5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]              5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]              5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                   SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:     * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                      SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.

                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                       SELIGMAN HIGH-YIELD BOND PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                     SELIGMAN INTERNATIONAL GROWTH PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.

                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)




                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                       SELIGMAN LARGE-CAP VALUE PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                       SELIGMAN SMALL-CAP VALUE PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ---------------------------------------
                                       Signature

                                       ---------------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


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